EXHIBIT 10.2


                    SECURITY AND COLLATERAL AGENCY AGREEMENT

      THIS SECURITY AND COLLATERAL AGENCY AGREEMENT (this "Security Agreement") is made and dated as of the 30th day of August, 2004, by and among AMERICAN HOME MORTGAGE SERVICING, INC., a Maryland corporation ("AHMS"), AMERICAN HOME MORTGAGE CORP., a New York corporation ("AHMC"), AMERICAN HOME MORTGAGE ACCEPTANCE, INC., a Maryland corporation ("AHMA") (AHMS, AHMC and AHMA each, a "Borrower" and, collectively, the "Borrowers"), BANK OF AMERICA, N.A., a national banking association, acting in its capacity as administrative agent (in such capacity, the "Administrative Agent") for the Lenders from time to time party to that certain Credit Agreement dated as of even date herewith, by and among the Borrowers, the Lenders and the Administrative Agent (as amended, extended and replaced from time to time, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement, and DEUTSCHE BANK NATIONAL TRUST COMPANY, acting in its capacity as custodian and collateral agent for the benefit of the Administrative Agent and the Lenders (in such capacity, the "Collateral Agent").

                                     RECITAL

      As a condition precedent to the effectiveness to the Credit Agreement, the Borrowers are required to execute and deliver this Security Agreement.

      NOW, THEREFORE, in consideration of the above Recital and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

      1. Appointment of Collateral Agent. By executing and delivering the Credit Agreement or otherwise becoming a "Lender" thereunder, each Lender shall automatically be deemed to have appointed the Collateral Agent to act as secured party, agent, bailee and custodian for the exclusive benefit of the Administrative Agent, the Collateral Agent, and the Lenders (collectively and severally, the "Secured Parties"), with respect to the Collateral (to the extent that such Collateral consists of the documents delivered to the Collateral Agent under Paragraph 2(a) hereof). The Collateral Agent hereby accepts such appointment and agrees to maintain and hold all Collateral (to the extent that such Collateral consists of the documents delivered to the Collateral Agent under Paragraph 2(a) hereof) at any time delivered to it as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties. The Collateral Agent acknowledges and agrees that the Collateral Agent is acting and will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, subject with respect to the Collateral, in any manner or to any extent, to the direction or control of any of the Borrowers except as expressly permitted hereunder and under the other Loan Documents. The Collateral Agent agrees to act in accordance with this Security Agreement and in accordance with any written instructions properly delivered pursuant hereto. Under no circumstances shall the Collateral Agent deliver possession of Collateral to any of the Borrowers except in accordance with the express terms of this Security Agreement and the other Loan Documents. The Collateral Agent hereby confirms that it is a MERS patron member in good standing and in compliance with all rules, regulations, procedures, and requirements set forth by MERS with respect to patron members, including, but not limited to, the payment of membership fees. The Borrowers shall cause the MERS System to reflect the name of the Collateral Agent in the Custodian Category; however the Collateral Agent's interest with respect to MERS Loans governed hereby shall be only that of custodian on behalf of the Administrative Agent. The Borrowers shall cause the MERS System to reflect the name of the Administrative Agent in the Interim Funder Category and to reflect the security interest granted to Administrative Agent on behalf of the Lenders. The Borrowers shall provide the Administrative Agent and the Collateral Agent with MERS Identification Numbers for each MERS Mortgage.

      2. Delivery of Required Documents; Review of Collateral; Up-Date of Information.

            (a) From time to time, the Borrowers shall deliver or cause to be delivered to the Collateral Agent Collateral consisting of, among other things, Mortgage Loans and Mortgage-Backed Securities ("Mortgage-Related Collateral"). Such delivery shall be effected: (1) by delivery of the Required Documents therefor (and the Additional Required Documents if so requested by the Administrative Agent) under cover of a certificate in the form of Exhibit 1 (each, a "Delivery Certificate"), accompanied by the information described on
Exhibit 2 which the Borrowers shall automatically be deemed to have represented and warranted to be accurate and complete (a "Mortgage-Related Collateral Schedule") no later than 11:00 a.m. (Dallas time) on the Business Day preceding the date such Mortgage Loans and Mortgage-Backed Securities secured or otherwise supported by any Mortgage-Related Collateral (as used herein, "Warehouse-Related MBS") are first to be included in the Warehouse Borrowing Base or (2) in the case of a Wet Mortgage Loan, by the delivery of a Collateral Confirmation Agreement covering such Mortgage Loan (and subsequent delivery of the Required Documents therefor as required under Subparagraph (n) of the definition of "Eligible Mortgage Loan" under cover of a Delivery Certificate accompanied by a Mortgage-Related Collateral Schedule) by 3:00 p.m. (Dallas time) on the first Business Day such Mortgage Loan is first to be included in the Warehouse Borrowing Base.

            (b) Upon any receipt of Required Documents for any Mortgage-Related Collateral, the Collateral Agent shall review the same and verify that:

                   (1) All the Required Documents relating to such item of Mortgage-Related Collateral appear regular on their face and, except for item number 5 on Schedule VI to the Credit Agreement unless specifically requested by the Administrative Agent, are in the possession of the Collateral Agent; and

                   (2) The statements set forth on Exhibit 3 hereto are accurate and complete in all respects.

If the Collateral Agent notes any exception in the review described in Subparagraphs (1) and (2) above, the Collateral Agent shall prepare a report covering the deficient Mortgage-Related Collateral noting such exception (an "Exception Report") and deliver it to the Administrative Agent and the Borrowers as soon as the review is complete but in no event later than 11:00 a.m. (Dallas time) on the next Business Day following receipt of the Required Documents so long as the Required Documents are received by 11:00 a.m. (Dallas time) on the preceding Business Day by the Collateral Agent. Subject to the right of the Administrative Agent to waive certain requirements for eligibility as expressly set forth in the Credit Agreement (any such waiver to be evidenced by facsimile notice to such effect delivered by the Administrative Agent to the Borrowers and the Collateral Agent), the Mortgage-Related Collateral on the Exception Report shall not be included in the Warehouse Borrowing Base until such Mortgage-Related Collateral has been removed from the Exception Report.

            (c) The Collateral Agent shall not be required to make any independent examination of any Mortgage-Related Collateral beyond the review specifically required herein. The Collateral Agent's review of the Mortgage-Related Collateral delivered by 11:00 a.m. (Dallas time) on any Business Day shall be completed by 11:00 a.m. (Dallas time) on the next succeeding Business Day; provided, however, that the Collateral Agent shall not be required to review on any Business Day the Required Documents for more than 500 Mortgage Loans. It is expressly acknowledged and agreed that when the Required Documents for a Mortgage Loan which was initially included in the calculation of the Collateral Value of the Warehouse Borrowing Base pursuant to a Collateral Confirmation Agreement are delivered on a given Business Day, the Collateral Agent shall include said Mortgage Loan in the calculation of the Collateral Value of the Warehouse Borrowing Base on such Business Day prior to reviewing the Required Documents; provided, however, that such Required Documents must be reviewed in accordance herewith following their delivery to the Collateral Agent before the Mortgage Loan ceases to be subject to the Wet Mortgage Loan provisions pursuant to Subparagraph (n) of the definition of Eligible Mortgage Loan. If following such review the related Mortgage Loan appears on the Exception Report, then, subject to the right of the Administrative Agent to waive certain requirements for eligibility as expressly set forth in the Credit Agreement, such Mortgage Loan shall not be included in the calculation of the Collateral Value of the Warehouse Borrowing Base until such Mortgage Loan has been removed from the Exception Report.

            (d) In the event any of the Borrowers has been requested to deliver the Additional Required Documents with respect to any item of Mortgage-Related Collateral, the Collateral Agent shall be notified of such request by the Administrative Agent and the Collateral Agent shall review and verify such Additional Required Documents consistent with the requirements set forth above in subparagraph 2(b), as applicable, except that the Collateral Agent is not required to verify whether it is in possession of the documents listed in item number 4 or 7 of Schedule VII to the Credit Agreement unless Collateral Agent is specifically requested to so verify by the Administrative Agent.

            (e) All Mortgage-Related Collateral at any time delivered to the Collateral Agent hereunder shall be held by the Collateral Agent in a fire resistant vault, drawer or other suitable depository maintained and controlled solely by the Collateral Agent, with the Collateral Agent records showing the interest therein of the Administrative Agent and the other Secured Parties and not commingled with any other assets or property of, or held by, the Collateral Agent.

            (f) On or before the close of business on the first Business Day of each calendar week, the Borrowers will deliver to the Collateral Agent and the Administrative Agent the information described on the Collateral Information Certificate (herein so called) attached hereto as Exhibit 4, which the Borrowers shall automatically be deemed to have represented and warranted to be accurate and complete, dated as of the close of business of the Borrowers on the last Business Day of the immediately preceding week and duly certified by a responsible officer of the Borrowers.

            (g) From time to time, the Borrowers may cause to be delivered to the Administrative Agent Collateral consisting of Warehouse-Related MBS by causing such Warehouse-Related MBS to be the subject of a Perfected Assignment such that the Administrative Agent's MBS Safekeeping Account receives a book entry on the records of the applicable issuer of such Warehouse-Related MBS or its trustee or transfer agent. The Borrowers shall notify the Administrative Agent and the Collateral Agent in writing no later than 10:00 a.m. (Dallas time) on the day such Warehouse-Related MBS are being issued, setting forth in such written notice the initial face amount, the receipt or CUSIP number, the interest rate and the delivery date of such Warehouse-Related MBS. Upon receipt of evidence satisfactory to it that such Warehouse-Related MBS is the subject of a Perfected Assignment, the Administrative Agent shall notify the Collateral Agent whether to include such Warehouse-Related MBS into the calculation of the Collateral Value of the Warehouse Borrowing Base in accordance with Paragraph 5(d) below.

            (h) The Collateral Agent shall examine the Required Documents delivered by or on behalf of any of the Borrowers hereunder to determine whether the Collateral includes the documents, and instruments required pursuant to this Security Agreement (except with respect to item number 5 on Schedule VI to the Credit Agreement and item numbers 4 and 7 on Schedule VII to the Credit Agreement unless specifically requested by the Administrative Agent) and that the same are in conformity with the requirements of Paragraph 2(b) of this Security Agreement and any other customary collateral review criteria which the Collateral Agent may communicate to the Borrowers and Administrative Agent from time to time. Upon completing its review of the Delivery Certificate, Mortgage-Related Collateral Schedule and Collateral Confirmation Agreement and accompanying documents received each day, the Collateral Agent shall, not later than 11:00 a.m. (Dallas time) on the next succeeding Business Day enter such information in the data base maintained by the Collateral Agent. The Collateral Agent shall within one Business Day of its receipt of Required Documents pursuant to Paragraph 2, confirm that the Administrative Agent is listed as Interim Funder.

      3. Grant of Security Interest. Each Borrower hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties and to each of the Secured Parties a first priority, perfected security interest in the Collateral to secure payment and performance of the Obligations.

      4. Collateral. The Collateral shall consist of all now existing and hereafter arising right, title and interest of any or all of the Borrowers in, under and to each of the following:

            (a) All Mortgage Loans, now owned and hereafter acquired by any of the Borrowers the Required Documents for which are delivered to the Collateral Agent or which Mortgage Loans are otherwise identified as "Collateral" hereunder (including, without limitation, on a Collateral Confirmation Agreement), including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of Obligors thereon, all mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the Properties securing payment of the indebtedness of the Obligors thereon, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including commitments to issue the same and the right to any return premiums) and FHA insurance and VA guaranties, all casualty insurance assigned to any Borrower in connection with any Mortgage Loan, and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

            (b) All Warehouse-Related MBSs (as defined in Paragraph 6(b)(2) below), now owned and hereafter acquired by any of the Borrowers, which, if uncertificated, are delivered to the Collateral Agent for inclusion as "Collateral" hereunder, or which, if uncertificated, are subject to Perfected Assignments pursuant to Paragraph 2(g) of this Security Agreement, and all right to the payment of monies and non-cash distributions on account of any of the above and all new, substituted and additional securities at any time issued with respect thereto;

            (c) All rights of any of the Borrowers (but not its obligations) under all Take-Out Commitments, Hedging Arrangements, now existing and hereafter arising, covering any part of the foregoing Collateral, and all rights to deliver Mortgage Loans and/or Warehouse-Related MBS included in the Collateral to permanent investors and other purchasers, and all proceeds resulting from the disposition of such Collateral;

            (d) All now existing and hereafter established accounts maintained with broker-dealers by any Borrower for the purpose of carrying out transactions under Take-Out Commitments and hedge contracts and other futures and futures options transactions involving Mortgage Loans and/or Warehouse-Related MBS included in the Collateral;

            (e) All now existing and hereafter arising rights to service, administer and/or collect Mortgage Loans included in the Collateral at any date (it being acknowledged and agreed that prior to the occurrence of an Event of Default and acceleration of the Obligations, the security interest in such servicing rights granted hereunder shall be automatically terminated without need for further action upon the sale, transfer or other disposition of the related Mortgage Loans in accordance with the provisions of the Loan Documents);

            (f) All now existing and hereafter arising Servicing Rights, including, without limitation, rights relating in any way to any Borrower's Servicing Contracts with FHLMC, FNMA, or GNMA, or other private investor, together with all present and future sums paid or payable to any Borrower on account of, or as a result of the performance of, those Servicing Rights, whether as compensation for the performance by any Borrower, damages related to any of the foregoing, amounts payable upon cancellation or termination thereof, or otherwise;

            (g) All now existing and hereafter arising Servicing Receivables;

            (h) All now existing and hereafter arising accounts, escrow accounts, contract rights and general intangibles constituting or relating to any of the foregoing in this Paragraph 4;

            (i) All now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of the Borrowers relating to the foregoing Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of any of the foregoing in this Paragraph 4);

            (j) The Funding Account, the Settlement Account, the MBS Safekeeping Account, and any and all Custodian Settlement Accounts (as defined in Paragraph 6(c) below) and any and all funds at any time held in any such accounts; and

            (k) All products and Proceeds of any of the foregoing in this Paragraph 4.

      5. Determination of Availability; Calculation Assumptions.

            (a) No later than 11:00 a.m. (Dallas time) on each Business Day, the Collateral Agent shall independently calculate and certify the calculation of the Collateral Value of the Warehouse Borrowing Base current as of 7:00 p.m. (Dallas time) on the preceding Business Day with respect to Mortgage Loans for which Required Documents have been received and reviewed by the Collateral Agent, and current as of 11:00 a.m. (Dallas time) on such Business Day with respect to Mortgage Loans submitted under a Collateral Confirmation Agreement and all other Collateral included in the computation of the Collateral Value of the Warehouse Borrowing Base and notify the Administrative Agent and the Borrowers thereof via facsimile transmission (the "Collateral Value Determination").

            (b) In making any Collateral Value Determination, the Collateral Agent shall be permitted to rely, without independent investigation of the correctness thereof and without any duty to verify that it has received the most updated version of the following (including, without limitation, the Aggregate Credit Limit (and the Administrative Agent or the Borrowers shall notify the Collateral Agent of any changes in the Aggregate Credit Limit)): (1) with respect to any Mortgage-Related Collateral, on information supplied by any of the Borrowers to the Collateral Agent on the Delivery Certificate and accompanying Mortgage-Related Collateral Schedule therefor, as the same information is updated pursuant to the most recent Collateral Information Certificate provided by the Borrowers pursuant to Paragraph 2(f) above and any other information that the Collateral Agent receives from the Borrowers or the Administrative Agent that the Collateral Agent requires in order for it to calculate the Collateral Value of the Warehouse Borrowing Base, and (2) with respect to a determination as to whether amounts received in the Settlement Account represent the purchase price paid for a specific item of Mortgage-Related Collateral and, consequently, whether such Mortgage-Related Collateral should be removed from the calculation of the Collateral Value of the Warehouse Borrowing Base, on information supplied by any of the Borrowers to the Collateral Agent in writing.

            (c) No later than 1:00 p.m. (Dallas time) on each Business Day (the "Information Cutoff Time") the Borrowers shall deliver to the Administrative Agent and the Collateral Agent a list of Mortgage Loans that have been shipped and sold to investors or for pool formation pursuant to the procedures in Paragraph 6 below (the "Paid Loan Listing"), together with appropriate detail identifying the specific wire that represents the proceeds of each Mortgage Loan on the Paid Loan Listing.

            (d) Upon receipt of the Paid Loan Listing by the Information Cutoff Time, the Collateral Agent will review all wires received in the Settlement Account on or before 2:00 p.m. (Dallas time) (the "Wire Cutoff Time") and confirm that the wires detailed in the Paid Loan Listing have been received in the Settlement Account and that the actual amounts match those shown in the Paid Loan Listing or, through confirmation with the Administrative Agent, that a book entry for any identified uncertificated Warehouse-Related MBS has been received in the MBS Safekeeping Account or that any identified certificated Warehouse-Related MBS has been delivered to the Collateral Agent (the "Paid Reconciliation Process"). The Collateral Agent will no later than 3:00 p.m. (Dallas time) determine and notify the Administrative Agent in writing as to which Mortgage Loans have been purchased and paid for and, consequently, which should no longer be included in the calculation of the Collateral Value of the Warehouse Borrowing Base, and by such time the Administrative Agent shall notify the Collateral Agent in writing as to whether any Warehouse-Related MBS should be included in the calculation of the Collateral Value of the Warehouse Borrowing Base. Any Mortgage Loans that cannot be reconciled by the Administrative Agent and the Collateral Agent will remain in the Warehouse Borrowing Base, and the associated settlement proceeds will remain in the Settlement Account until such time as the Administrative Agent and the Collateral Agent receive the necessary information from the Borrowers to complete the Paid Reconciliation Process.

            (e) On or before 3:30 p.m. (Dallas time), provided that the Collateral Agent has timely received the reconciliation information from the Administrative Agent, the Collateral Agent will remove the reconciled Mortgage Loans from the Warehouse Borrowing Base, and will use commercially reasonable efforts to provide an updated Collateral Value Determination reflecting the removal of such Mortgage Loans from the Warehouse Borrowing Base; provided, however, that the Collateral Agent shall not be obligated to provide such updated Collateral Value Determination and, if it fails to do so, the Borrowers acknowledge and agree that the Borrowers shall not be entitled to additional advances under the Credit Agreement until an updated Collateral Value Determination is provided as required pursuant to Paragraph 5(a) above.

      6. Handling of Collateral; Settlement Account.

            (a) Unless an Event of Default or Potential Default has occurred and is continuing, from time to time until otherwise notified by the Administrative Agent (which notice shall be by facsimile), the Collateral Agent is hereby authorized to release documentation relating to Mortgage Loans to any of the Borrowers against a Trust Receipt executed by the Borrowers in the form of
Exhibit 5 hereto. The Collateral Agent will hold all Trust Receipts as it holds all other Mortgage-Related Collateral hereunder. The Borrowers hereby covenant that any request by the Borrowers for release of Collateral under this Subparagraph (a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation for ultimate sale or exchange and that the Borrowers have requested such release in compliance with all terms and conditions of such release set forth herein and in the Credit Agreement, including, without limitation, Subparagraph (k)(1) of the definition of "Eligible Mortgage Loan." Any MERS Mortgage for which documentation is delivered to the Borrowers pursuant to this subparagraph shall not be de-registered from the Interim Funder Category or Custodian Category on the MERS System with respect to such MERS Mortgage.

            (b) Unless an Event of Default or Potential Default has occurred and is continuing, upon delivery by the Borrowers to the Collateral Agent of a shipping request in the form of that attached hereto as Exhibit 6, the Collateral Agent will transmit Mortgage-Related Collateral held by it as directed by the Borrowers as follows:

                  (1) If the transmittal is of documentation for Mortgage-Related Collateral in the possession of the Collateral Agent in connection with the sale thereof to a permanent investor, as the Collateral Agent is notified by the applicable Borrower in writing, such transmittal will be under cover of a transmittal letter in the form of that attached hereto as Exhibit 7A.

                  (2) If the transmittal is of documentation for Mortgage-Related Collateral in the possession of the Collateral Agent in connection with the shipment to a custodian or trustee in connection with the formation of a mortgage pool supporting a Mortgage-Backed Security, as the applicable Borrower shall notify the Collateral Agent in writing:

                        (i) Such transmittal will be under cover of a
            transmittal letter in the form of that attached hereto as Exhibit 7B (or such other form as may be required under the government program pursuant to which such Warehouse-Related MBS is being issued); and

                        (ii) The Collateral Agent shall have delivered to the
            transfer agent or trustee for the Warehouse-Related MBS a letter in the form of that attached hereto as Exhibit 7C (or such other form as may be required under the government program pursuant to which such Warehouse-Related MBS is being issued); and

                        (iii) Such Warehouse-Related MBS is to be delivered by
            the transfer agent or trustee to:

                              a. A third party purchaser of such
                  Warehouse-Related MBS who has been instructed by the transfer agent or trustee to remit the purchase price therefor directly to the Settlement Account, or

                              b. A custodian, which custodian has agreed to hold
                  such Warehouse-Related MBS and the proceeds of any sale or other disposition thereof as custodian, agent and bailee for the benefit of the Secured Parties pursuant to a custodian agreement in form and substance acceptable to the Administrative Agent (the custodian acting in such capacity being referred to herein as an "Approved Custodian"), or

                              c. If such Warehouse-Related MBS is
                  uncertificated, the MBS Safekeeping Account pursuant to a Perfected Assignment; or

                              d. If such Warehouse-Related MBS is certificated,
                  the Collateral Agent, endorsed by the applicable Borrower; and

                        (iv) If such Warehouse-Related MBS is to be sent to an
            Approved Custodian, as the applicable Borrower shall notify the Collateral Agent in writing, there will be delivered to the Approved Custodian a letter in the form of that attached hereto as Exhibit 7D.

                  (3) If the transmittal is of documentation for Mortgage-Related Collateral in the possession of the Collateral Agent in connection with the shipment to another financer to be included as collateral under another financing, as the applicable Borrower shall notify the Collateral Agent in writing, such transmittal will be under cover of a transmittal letter in the form of that attached hereto as
      Exhibit 7E.

In no event shall the Collateral Agent have any obligation to obtain written acknowledgment of receipt from the addressee of any transmittal letter or other communication sent by the Collateral Agent hereunder or verify the occurrence of Paragraph 6(b)(2)(iii). Except in connection with a transaction permitted hereby, the Borrowers covenant and agree that, with respect to each MERS Loan and MERS Mortgage, they will not identify any party in the Interim Funder Category on the MERS System other than the Administrative Agent or any party in the Custodian Category on the MERS System other than the Collateral Agent.

            (c) All amounts payable on account of (1) the sale of Mortgage-Related Collateral and (2) a requested release of Mortgage-Related Collateral pursuant to Paragraph 6(d) below requiring payment by the Borrowers to the Lenders, will be instructed to be paid directly by the purchaser or the Borrowers, as the case may be, to the Settlement Account, which Settlement Account shall be maintained by the Collateral Agent (for the benefit of Administrative Agent on behalf of the Lenders) as a "no access" account to the Borrowers, or, in the case of Mortgage-Related Collateral delivered to the Approved Custodian pursuant to Paragraph 6(b)(2)(iii)(c), to a demand deposit account maintained with such Approved Custodian (a "Custodian Settlement Account") and, thereafter, to the Settlement Account as provided in the applicable Custodial Agreement. Amounts in the Settlement Account will be held uninvested. The Borrowers will provide to the Collateral Agent and the Administrative Agent a reconciliation establishing those items of Collateral to which funds deposited in the Settlement Account relate on each Business Day. Pursuant to Paragraph 3 above, the Borrowers have granted a security interest in and lien upon the Settlement Account, the Funding Account and in all Custodian Settlement Accounts and in any and all amounts at any time held therein as collateral security for the Obligations. The Collateral Agent hereby agrees that it will comply with all instructions of the Administrative Agent directing disposition of the funds in the Settlement Account without further consent of any of the Borrowers. The Collateral Agent shall transfer to the Administrative Agent, in accordance with its instructions, the entire collected balance of the Settlement Account on a daily basis by wire transfer no later than 5:00 p.m. (Dallas time). The Collateral Agent shall have no liability for compliance with the wire transfer instructions of the Administrative Agent, absent gross negligence or willful misconduct. This Paragraph 6(c) shall constitute notice to the Collateral Agent, the Administrative Agent and any custodian which may be or become an Approved Custodian of such security interest pursuant to the New York Uniform Commercial Code and any other law or regulation requiring such notice. The Administrative Agent for the benefit of the Secured Parties shall hold such security interest in and lien upon the accounts referred to in Paragraph 4(j) above and all funds at any time held therein for the benefit of the Secured Parties with all rights of a secured party under the New York Uniform Commercial Code. Upon remittance of the full amount of the release price for each item of Mortgage-Related Collateral (as notified by the Administrative Agent to the Collateral Agent), the lien created by this Security Agreement on the affected Mortgage-Related Collateral shall be automatically and concurrently released.

            (d) Prior to the occurrence of an Event of Default, upon written request of the Borrowers to the Collateral Agent, the Collateral Agent is hereby authorized, and does hereby agree, to release any Mortgage-Related Collateral in its possession, together with all documentation relating thereto, to the Borrowers or as directed by the Borrowers, upon receiving the Administrative Agent's written authorization as specified in the following sentence. Upon receipt of a request for such a release, the Collateral Agent will forward a copy to the Administrative Agent and the Administrative Agent will, on the same Business Day if such request is received by the Administrative Agent by 2:00 p.m. (Dallas time), and no later than the next Business Day if such request is received after 2:00 p.m. (Dallas time), verify the aggregate outstanding principal balance of all Loans outstanding for purposes of making the foregoing calculation, and shall authorize in writing (which may be by facsimile transmission) the release of such Mortgage-Related Collateral if following such release the Borrowers will be in compliance with the requirements of Paragraph 6(d) of the Credit Agreement. In no event shall the Collateral Agent release any such Mortgage-Related Collateral under this Paragraph 6(d) without the express written authorization of the Administrative Agent. Subject to the previous sentence, the Collateral Agent agrees to transmit all Mortgage-Related Collateral released pursuant to this Paragraph 6(d) as directed by the Borrowers at the Borrowers' expense, and upon request by the Borrowers, to endorse the related notes (without recourse).

            (e) Neither the Borrowers nor the Collateral Agent shall release any item of Collateral from the security interest created hereby or, with respect to the Borrowers, cause any such release to be reflected on the MERS System except, with respect to the Collateral Agent, as permitted under this Security Agreement, and, with respect to the Borrowers, as permitted under the Loan Documents.

            (f) So long as no Event of Default or Potential Default has occurred and is continuing, the Administrative Agent and the Collateral Agent shall take such steps as they may be reasonably directed from time to time by the Borrowers in writing and not unduly burdensome on the Collateral Agent which are not inconsistent with the provisions of this Security Agreement and which the Borrowers deem necessary to enable the Borrowers to perform and comply with agreements for the sale or other disposition in whole or in part of Collateral, including, without limitation, any Warehouse-Related MBS.

            (g) As long as no Event of Default or Potential Default has occurred and is continuing and if, but only if, such action is not inconsistent with the express provisions of this Security Agreement and the Credit Agreement and would not result in an Event of Default or Potential Default, the Borrowers may engage in the residential mortgage banking business and, in connection therewith, may originate, acquire and service Mortgage Loans; receive payments on Mortgage Loans from the Obligors thereon and impounds and fees in connection therewith; retain, use and apply fees and payments made on account of Mortgage Loans by the Obligors thereunder; disburse from impound accounts; in the ordinary course of the Borrowers' business, create, use, destroy and transfer records, files and other items described in Paragraph 4(i) above; sell or otherwise dispose of Mortgage Loans and Mortgage-Backed Securities not included in the Warehouse Borrowing Base, with or without servicing rights; pledge Mortgage Loans to the extent permitted under the Loan Documents; and sell servicing rights.

            (h) Following the occurrence of an Event of Default or Potential Default, the Collateral Agent shall not, and shall incur no liability to any of the Borrowers or any other Person for refusing to, release any item of Mortgage-Related Collateral to any of the Borrowers or any other Person without the express prior written consent and at the direction of the Administrative Agent.

      7. Mortgage-Related Collateral Reports. The Collateral Agent shall deliver to the Borrowers and the Administrative Agent: (1) on or before the fifth day of each calendar month, a collateral report in form reasonably satisfactory to the Administrative Agent and the Collateral Agent with respect to the status of the Warehouse Borrowing Base as of the last Business Day of the immediately preceding calendar month, and (2) from time to time, such other reports and information as the Administrative Agent may from time to time reasonably request and that is in the Collateral Agent's possession. In preparing any such reports the Collateral Agent shall be entitled to rely, without independent investigation (other than the review steps described in Paragraph 2 above), on information supplied to the Collateral Agent by the Borrowers and the Administrative Agent.

      8. No Reliance. The Collateral Agent shall not be responsible to any of the Borrowers, the Administrative Agent or any other Secured Party for any recitals, statements, representations or warranties contained herein, in the documents delivered to the Collateral Agent under this Security Agreement or in any other Loan Document; or for the execution, effectiveness, genuineness, validity, enforceability, collectability, accuracy, completeness, due authorization or sufficiency of this Security Agreement, the documents delivered to the Collateral Agent under this Security Agreement or any other Loan Document or instruments executed and delivered, or which could have been executed or delivered, in connection with this Security Agreement or the other Loan Documents (except such as are prepared by the Collateral Agent and, then only to the extent the Collateral Agent is responsible for verification of the accuracy and completeness of information contained therein), including, without limitation, the attachment, creation, effectiveness or perfection of the security interest granted or purported to be granted hereunder in and to the Collateral, other than the review required under Paragraph 2 above.

      9. Costs and Expenses. The Collateral Agent shall notify the Borrowers in writing of all costs and expenses reasonably incurred (including, without limitation, expenses of outside legal counsel to the Collateral Agent) of the Collateral Agent arising out of the Collateral Agent's performance of this Security Agreement, and such reasonable costs and expenses shall be paid promptly by the Borrowers or, if already paid by the Collateral Agent, the Borrowers promptly shall reimburse the Collateral Agent therefor.

      10. Availability of Documents. The Administrative Agent and the Lenders and their agents, accountants, attorneys and auditors will be permitted during normal business hours at any time and from time to time upon reasonable advance written notice to the Collateral Agent to examine the files, documents, records and other papers in the possession or under the control of the Collateral Agent relating to any or all Collateral and to make copies thereof. Any such information obtained by the Administrative Agent or Lenders and their agents, accountants, attorneys and auditors will be maintained by such Persons in accordance with all applicable laws and regulations governing the financial privacy of the Obligors. Prior to the occurrence of an Event of Default, any such activity will be at the cost and expense of the Administrative Agent or Lender conducting such activity; following the occurrence of an Event of Default, all reasonably incurred costs and expenses associated with the exercise by the Administrative Agent or Lenders of their rights under this Paragraph 10 shall be promptly paid by the Borrowers upon demand of the Administrative Agent or the Lenders made through the Administrative Agent.

      11. Representations and Warranties. The Borrowers hereby represent and warrant that: (a) one or more of the Borrowers is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time one or more of the Borrowers acquires rights in the Collateral, will be the sole owner thereof); (b) except for security interests in favor of the Secured Parties hereunder and the ownership interest of the Borrowers, no Person has (or, in the case of after-acquired Collateral, at the time one or more of the Borrowers acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral; and (c) all information heretofore, herein or hereafter supplied to the Administrative Agent, the Collateral Agent, or any Lender by or on behalf of any of the Borrowers with respect to the Collateral is or will be accurate and complete.

      12. Covenants of the Borrowers. The Borrowers hereby agree: (a) to procure, execute and deliver from time to time any endorsements, assignments, financing statements, and other writings reasonably deemed necessary or appropriate by the Administrative Agent to perfect, maintain, and protect the security interest granted hereunder and the priority thereof and to deliver promptly to the Collateral Agent all Required Documents and, if and as requested by the Administrative Agent, the Additional Required Documents related to the Mortgage-Related Collateral; (b) not to surrender or lose possession of (other than to the Collateral Agent or the Administrative Agent), sell, encumber, or otherwise dispose of or transfer any Collateral or right or interest therein other than shipment of Mortgage-Related Collateral and Warehouse-Related MBS as permitted under Paragraph 6 above or other than as permitted by the Loan Documents; (c) to account fully for and promptly to deliver to the Settlement Account or the Administrative Agent, in the form received, all Proceeds of the Collateral received, endorsed to the Administrative Agent as appropriate and accompanied by such assignments and powers, duly executed, as the Administrative Agent shall reasonably request, and until so delivered all such Proceeds shall be held in trust for the Administrative Agent and the Lenders, separately identified as subject to the security interest granted hereby; (d) at any reasonable time, upon demand by the Administrative Agent, to exhibit to and allow inspection by the Administrative Agent (or Persons designated by the Administrative Agent) of the Collateral and the records concerning the Collateral; (e) to keep the records concerning the Collateral at the location(s) set forth in Paragraph 23 below and not to remove the records from such location(s) without the prior written consent of the Administrative Agent; (f) at the request of the Administrative Agent, to place on each of its records pertaining to any Collateral included in the Warehouse Borrowing Base a legend, in form and content satisfactory to the Administrative Agent, indicating that such Collateral has been assigned to the Secured Parties; (g) except in the ordinary course of business in accordance with prudent servicing operations, not to modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage-Related Collateral or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto with any term or provision thereof; (h) to keep or cause the Collateral to be insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as the Administrative Agent may reasonably request; (i) to do all acts that a prudent investor would reasonably deem necessary or desirable to maintain, preserve and protect the Collateral; (j) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (k) to notify the Administrative Agent before any such change shall occur of any change in the any of the Borrowers' name, identity or structure through merger, consolidation or otherwise; (l) to appear in and defend, at the Borrowers' cost and expense, any action or proceeding which may affect its title to or the Secured Parties' interest in the Collateral; (m) to keep accurate and complete records of the Collateral and to provide the Administrative Agent and the Collateral Agent with such records and such reports and information relating to the Collateral as the Administrative Agent or the Collateral Agent may request from time to time; and (n) to comply with all laws, regulations and ordinances relating to the Collateral.

      13. Collection of Collateral Payments.

            (a) The Borrowers shall, at their sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Administrative Agent may reasonably request, or, in the absence of such request, as the Borrowers may reasonably deem advisable; provided, however, that the Borrowers shall not, without the prior written consent of the Administrative Agent, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or, without notice to the Administrative Agent, accept any prepayment on account thereof. Upon the request of the Administrative Agent (which request will only be made following the occurrence of an Event of Default with respect to Collateral Payments consisting of monthly payments of principal and interest on Mortgage Loans included in the Collateral), the Borrowers will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Administrative Agent (or to the Borrowers in care of the Administrative Agent) at such address as the Administrative Agent may designate. The Borrowers will reimburse the Administrative Agent promptly upon demand for all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Administrative Agent or the Collateral Agent in seeking to collect any Collateral Payment.

            (b) Upon the request of the Administrative Agent, the Borrowers will, forthwith upon receipt, transmit and deliver to the Administrative Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Administrative Agent) which may be received by any of the Borrowers at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Administrative Agent, such items will be held in trust for the Administrative Agent for the benefit of the Secured Parties and will not be commingled by any of the Borrowers with any of its other funds or property. Thereafter, the Administrative Agent is hereby authorized and empowered to endorse the name of the applicable Borrower on any check, draft or other instrument for the payment of money received by the Administrative Agent on account of any Collateral Payment if the Administrative Agent believes such endorsement is necessary or desirable for purposes of collection. It is expressly acknowledged and agreed by the Borrowers that following the occurrence of an Event of Default the Administrative Agent is entitled to notify any Obligor to make payments directly to the Administrative Agent or its designee which shall hold all proceeds so received for the benefit of the Secured Parties.

            (c) The Borrowers hereby agree to indemnify, defend and save harmless each of the Administrative Agent, the Lenders and the Collateral Agent and their agents, officers, employees and representatives from and against all liabilities and reasonable out-of-pocket expenses on account of any adverse claim asserted against the Administrative Agent or the Collateral Agent relating to any moneys received by the Administrative Agent or the Collateral Agent on account of any Collateral Payment (other than as a direct result of the gross negligence or willful misconduct of the Administrative Agent or the Collateral Agent, respectively) and such obligation of the Borrowers shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 3 above.

      14. Authorized Action by Administrative Agent and Collateral Agent. Each of the Borrowers hereby irrevocably appoints the Administrative Agent, as its attorney-in-fact to do (but neither such Person shall be obligated to and shall incur no liability to any of the Borrowers or any third party for failure so to
do) at any time and from time to time following the occurrence and during the continuance of an Event of Default, any act which any of the Borrowers is obligated by this Security Agreement to do, and to exercise such rights and powers as any of the Borrowers might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to the Administrative Agent's own or its nominee's name; and (e) make any compromise or settlement, and take any other action it reasonably deems advisable with respect to the Collateral. Notwithstanding anything contained herein, in no event shall the Collateral Agent or the Administrative Agent be required to make any presentment, demand or protest, or give any notice and neither the Collateral Agent nor the Administrative Agent need take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

      15. The Collateral Agent.

            (a) The Collateral Agent may execute any of its duties under this Security Agreement by or through agents or attorneys and shall be entitled to rely on the advice of counsel concerning such duties. The Collateral Agent shall not be responsible for the negligence of any agents or attorneys-in-fact selected by it with due care.

            (b) Neither the Collateral Agent nor any of its officers, directors, employees, agents, counsel, attorneys-in-fact or Affiliates shall be (1) liable to any Lender, the Administrative Agent, or any of the Borrowers for any action taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (2) responsible in any manner to any of the Lenders, the Administrative Agent or any of the Borrowers for: (i) any recitals, statements, representations or warranties made by any of the Borrowers or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, the Loan Documents (except such as are prepared by the Collateral Agent and, then, only to the extent the Collateral Agent is responsible for verification of the accuracy and completeness of the information contained therein or the facts upon which such information is based as expressly provided herein, it being understood that the Collateral Agent is in no event responsible for verifying the accuracy and completeness of information given to it by another entity (including by the Administrative Agent and the Borrowers) which may be used in any report, statement, certificate or other document prepared by the Collateral Agent) or for the value, validity, effectiveness, genuineness, enforceability, collectability, sufficiency of the Loan Documents or the Collateral, conformity to its description on Schedule VI or Schedule VII to the Credit Agreement, or for any failure of any of the Borrowers to perform its obligations thereunder or (ii) any action taken or omitted to be taken by the Collateral Agent with respect to the Collateral in accordance with written instructions given as permitted under the Loan Documents, or (iii) assuring compliance of the Loan Documents and the transactions contemplated by the Loan Documents with any law or regulation binding on such Person, it being expressly acknowledged, agreed and understood that each such Person has obtained independent advice satisfactory to it in all such respects. The Collateral Agent shall be under no obligation to the Administrative Agent to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents (other than agreements required to be complied with by the Collateral Agent hereunder and subject to the standards of care set forth herein with respect thereto) or to inspect the properties, books or records of any of the Borrowers. Notwithstanding any of the foregoing, the Collateral Agent shall complete the required review steps as specifically set forth on Exhibit 3.

            (c) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, electronic medium, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Borrowers), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Security Agreement unless it shall first receive such advice or concurrence of the Administrative Agent or the Lenders or it shall first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (other than liability and expense arising out of the Collateral Agent's gross negligence or willful misconduct). The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Security Agreement in accordance with a request of the Administrative Agent or, solely with respect to the Borrowers, any request that a Borrower is permitted to give hereunder absent gross negligence or willful misconduct on the part of the Collateral Agent in the method in which it acts or refrains from acting in accordance therewith, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Administrative Agent.

            (d) The Collateral Agent shall be deemed to have no knowledge or notice of the occurrence of any Event of Default or Potential Default under the Loan Documents unless a Responsible Officer of the Collateral Agent has received written notice from the Administrative Agent or the Borrowers referring to the Loan Documents, describing such Event of Default or Potential Default. In the event that the Collateral Agent receives such a notice from any of the Borrowers, the Collateral Agent shall give notice thereof to the Administrative Agent. The Collateral Agent shall take such action with respect to such Event of Default or Potential Default as shall be reasonably directed by the Administrative Agent; provided, however, that unless and until the Collateral Agent shall have received such directions, the Collateral Agent shall refrain from taking action.

            (e) The Borrowers agree to indemnify, defend and hold harmless the Collateral Agent in its capacity as such and its agents, employees, officers, and directors from and against and reimburse any and all claims, obligations, penalties, actions, suits, judgments, reasonable out-of-pocket costs and disbursements, losses, liabilities and damages (including, without limitation, reasonable attorneys' fees and expenses) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by the Collateral Agent in any way resulting from or arising from this Security Agreement or the transactions contemplated herein, or any action taken or omitted to be taken by the Administrative Agent or the Borrowers relating to or arising out of the Loan Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby; provided, however, that nothing contained in this Paragraph 15(e) shall relieve the indemnified party from liability for its own gross negligence or willful misconduct. The Lenders and the Administrative Agent agree to indemnify and hold harmless the Collateral Agent in its capacity as such hereunder if the Collateral Agent is not reimbursed by the Borrowers pursuant to the terms hereof and without limiting the obligation of the Borrowers to do so. The indemnification obligations of the Borrowers, the Lenders and the Administrative Agent under this Paragraph 15(e) shall survive termination of the Loan Documents, the earlier removal or resignation of the Collateral Agent, and payment in full of the Obligations.

            (f) The Collateral Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any of the Borrowers as though the Collateral Agent were not the Collateral Agent hereunder.

            (g) The Collateral Agent may resign as such upon 60 days' prior written notice to the other parties hereto. The Administrative Agent may, with ten days prior notice for cause, and otherwise upon 60 days' prior written notice to the Collateral Agent, remove and discharge the Collateral Agent, or any successor Collateral Agent thereafter appointed, from the performance of its duties under this Security Agreement by written notice to the Collateral Agent or the successor Collateral Agent, with copies thereof to the Borrowers. If the Collateral Agent shall resign or is removed, then, on or before the effective date of such resignation or removal, the Administrative Agent shall appoint a successor agent, which successor agent shall, so long as no Event of Default or Potential Default exists at the effective date of such appointment, be reasonably acceptable to the Borrowers. If the Administrative Agent does not appoint a successor agent within 60 days of the Collateral Agent's resignation or removal, the Collateral Agent may appoint, or petition a court of competent jurisdiction to appoint a successor agent. Any successor agent shall, so long as no Event of Default or Potential Default exists at the effective date of such appointment be reasonably acceptable to the Borrowers, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties shall be terminated without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Security Agreement or any of the other Loan Documents or successors thereto. Any replacement "Collateral Agent" hereunder shall be a MERS Member and shall be capable of assuming the duties and rights of the Collateral Agent with respect to the MERS System. Upon such appointment, the resigned or removed Collateral Agent will deliver all Collateral to the successor Collateral Agent at the expense of the Borrowers and take all other steps reasonably required by the Administrative Agent and not unduly burdensome on the Collateral Agent to vest the successor Collateral Agent with all rights, titles, and powers given to the Collateral Agent hereunder. The Borrowers shall, promptly upon removal of the Collateral Agent, pay to the Collateral Agent any accrued and unpaid fees and expenses which may be owing to it. After the Collateral Agent's resignation hereunder, the provisions of this Paragraph 15 shall continue for its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under the Loan Documents.

            (h) The Collateral Agent shall:

                  (i) At all times be a MERS patron Member;

                  (ii) Maintain on its data base the information, which shall be updated on a daily basis with respect to any newly delivered Collateral, which identifies and segregates the MERS Loans in which the Administrative Agent has a security interest from any other MERS Loans in which the Collateral Agent may have an interest separate and apart from that of the Secured Parties; and

                  (iii) In order to comply with its duties under the USA Patriot Act, obtain and verify certain information and documentation from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

      16. Default and Remedies.

            (a) Upon the occurrence of an Event of Default and following the acceleration of the Obligations, the Administrative Agent shall at the request and direction of the Majority Lenders (which request and direction must be in writing if so requested by the Administrative Agent), without notice to or demand upon any of the Borrowers: (i) foreclose or otherwise enforce the security interest for the benefit of the Secured Parties in the Collateral in any manner permitted by law or provided for hereunder; (ii) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery and without assumption of any credit risk, on such terms and in such manner as the Administrative Agent may determine; (iii) require the Borrowers to assemble the Collateral and/or books and records relating thereto and make such available to the Collateral Agent at a place to be designated by the Collateral Agent; (iv) enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (v) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Administrative Agent deems appropriate. Upon any sale or other disposition pursuant to this Security Agreement, the Collateral Agent and the Administrative Agent shall have the right to deliver, and the Administrative Agent shall have the right to assign and transfer to the purchaser thereof, the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be promptly transmitted to the Administrative Agent for allocation to the Secured Parties as provided in the Credit Agreement. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of any of the Borrowers, and the Borrowers specifically waive (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

            (b) Upon the occurrence of an Event of Default, the Administrative Agent may also exercise its rights and remedies under the Electronic Tracking Agreement.

      17. Cumulative Rights. The rights, powers and remedies of the Collateral Agent, the Administrative Agent and the other Secured Parties under this Security Agreement shall be in addition to all rights, powers and remedies given to the Collateral Agent, the Administrative Agent and the other Secured Parties by virtue of any statute or rule of law, the other Loan Documents or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Administrative Agent's and the other Secured Parties' security interest in the Collateral.

      18. Binding Upon Successors. All rights of the Collateral Agent, the Administrative Agent and the other Secured Parties under this Security Agreement shall inure to the benefit of the Collateral Agent, the Administrative Agent and the other Secured Parties and their successors and assigns, and all obligations of the each of the Borrowers are joint and several and shall bind its successors and assigns.

      19. Entire Agreement; Severability. This Security Agreement contains the entire security agreement and custodial agreement with respect to the Collateral among the Administrative Agent, the Collateral Agent and the Borrowers. All waivers by the Borrowers provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

      20. Fees and Expenses of the Collateral Agent. It is understood that the Collateral Agent will charge such fees for its services, and shall be entitled to reimbursement for expenses, under this Security Agreement as are set forth on the separate fee letter submitted to the Borrowers by the Collateral Agent and approved by the Borrowers. The Borrowers shall pay such fees and reimburse such expenses as set forth in the separate fee letter between the Borrowers and the Collateral Agent.

      21. Insurance of the Collateral Agent. The Collateral Agent shall, at its own expense, maintain at all times during the term of this Security Agreement and keep in full force and effect insurance in amounts, and with standard coverage and subject to deductibles, as shall be customary for similar insurance typically maintained by banks that act as custodian in similar transactions. Upon request from time to time, the Collateral Agent shall provide certificates of such coverage to the Borrowers and the Administrative Agent.

      22. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of New York and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the New York Uniform Commercial Code.

      23. Place of Business; Records. Each of the Borrowers represents and warrants that its chief place of business is at the address set forth on
Schedule II to the Credit Agreement, and that its books and records concerning the Collateral are kept at its chief place of business.

      24. Notice. Any written notice, consent or other communication provided for in this Security Agreement shall be delivered or sent as provided in the Credit Agreement, except that the address of Collateral Agent shall be as set forth beneath its signature below.

      25. Execution in Counterparts. This Security Agreement may be executed in counterparts each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

      26. Financing Statements Each of the Borrowers hereby acknowledges and agrees that the Administrative Agent and the Collateral Agent, in connection with the filing of any UCC financing statements necessary to perfect or maintain the perfection of the Lien in the Collateral in favor of the Collateral Agent hereunder, may utilize a general description of the Collateral, such as "all now owned and hereafter acquired assets of the Borrower."

                     [Remainder of Page Intentionally Blank;
                           Signature Pages to Follow.]

      EXECUTED the day and year first above written.


                                    AMERICAN HOME MORTGAGE SERVICING, INC.


                                    By:  /s/ Stephen A. Hozie
                                         ---------------------------------
                                         Name:   Stephen A. Hozie
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer



                                    AMERICAN HOME MORTGAGE CORP.


                                    By:  /s/ Stephen A. Hozie
                                         ---------------------------------
                                         Name:   Stephen A. Hozie
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer



                                    AMERICAN HOME MORTGAGE ACCEPTANCE, INC.


                                    By:  /s/ Stephen A. Hozie
                                         ---------------------------------
                                         Name:   Stephen A. Hozie
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer



                                    BANK OF AMERICA, N.A., as
                                    Administrative Agent


                                    By:  /s/ Elizabeth Kurilecz
                                         ---------------------------------
                                         Name:   Elizabeth Kurilecz
                                         Title:  Managing Director



                                    DEUTSCHE BANK NATIONAL TRUST
                                    COMPANY, as Collateral Agent


                                    By: /s/ Christopher Corcoran
                                         ---------------------------------
                                         Name:   Christopher Corcoran
                                         Title:  Assistant Vice President



                                    By: /s/ Aimee Kemmeter
                                         ---------------------------------
                                         Name:   Aimee Kemmeter
                                         Title:  Assistant Vice President